UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under rule 14a-12

Applied Micro Circuits Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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R1APC

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 8/21/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report                                         Notice of Proxy Statement/Annual Report on Form 10-K

To view this material, have the 12-digit Control #’(s) available and visit: www.investoreconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 8/8/07.

To request material:  Internet: www.investoreconnect.com  Telephone: 1-800-579-1639  **Email:  sendmaterial@investoreconnect.com

**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

APPLIED MICRO CIRCUITS CORPORATION
Vote By Internet
INVESTOR RELATIONS 215 MOFFETT PARK DRIVE SUNNYVALE, CA 94089	To vote now by Internet, go to
WWW.PROXYVOTE.COM. Use the Internet to
transmit your voting instructions and for electronic
delivery of information up until 11:59 P.M. Eastern
Time the day before the meeting date. Have your proxy
card in hand when you access the web site and follow
the instructions.

R1APC

The Annual Meeting for holders as of June 25, 2007

is to be held on August 21, 2007 at 10:00 a.m., local time

at:    215 Moffett Park Drive

        Sunnyvale, California 94089

To obtain directions to attend the Annual Meeting and vote in person, please call Investor Relations at (858) 535-4217.

R1APC3

Voting items

THE GOVERNANCE AND NOMINATING

COMMITTEE RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES LISTED BELOW

1.	To elect as Directors of Applied Micro Circuits
Corporation	the nominees listed below.

  01) Cesar Cesaratto

  02) Donald Colvin

  03) Kambiz Y. Hooshmand

  04) Niel Ransom, Ph.D.

  05) Fred Shlapak

  06) Arthur B. Stabenow

  07) Julie H. Sullivan, Ph.D.

THE AUDIT COMMITTEE

RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement. The record date for the annual meeting is June 25, 2007. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.